                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 18, 2003
                                                     --------------------

                                 CIT Group Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                    001-31369                               65-1051192
------------------------------------------------------------------------------------------------------------------
         (State or other                             (Commission                             (IRS Employer
         jurisdiction of                             File Number)                            Identification No.)
         incorporation)


                    1 CIT Drive, Livingston, New Jersey 07039
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              (Address of registrant's principal executive offices)

Registrant's telephone number, including area code    (973) 740-5000
                                                      ---------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.           Other Events.
                  --------------------------------------------

                  On February 18, 2003, CIT Group Inc. announced the commencement of a consent solicitation relating to its $250,000,000 principal amount of 6.625% Senior Debt Securities due 2005. The press release announcing the consent solicitation is filed as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

     99.1    Press Release issued by CIT Group Inc. on February 18, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CIT GROUP INC.
                                 ---------------------------------------------
                                  (Registrant)


                             By: /s/ Joseph M. Leone
                                 ---------------------------------------------
                                 Joseph M. Leone
                                 Executive Vice President and
                                 Chief Financial Officer

Dated:  February 28, 2003



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                                  Exhibit Index

         99.1     Press Release issued by CIT Group Inc. on February 18, 2003.



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